                                                                    EXHIBIT 99.3

                                eMACHINES, INC.

                       BOB DAVIDSON EMPLOYMENT AGREEMENT


     This Agreement is entered into as of May 7, 2001 (the "Effective Date"), by and between eMachines, Inc. (the "Company"), and Bob Davidson ("Executive").

     WHEREAS, the Company desires to retain Executive in the capacity of Senior Vice President, Product Marketing, of the Company, and Executive desires to accept such employment; and

     WHEREAS the parties desire and agree to enter into an employment relationship by means of this Agreement;

     NOW THEREFORE in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is mutually covenanted and agreed by and among the parties as follows:

     1.   Duties and Scope of Employment.
          ------------------------------

              (a)  Positions and Duties.  As of the date of this Agreement,
                   --------------------
Executive will serve as Senior Vice President, Product Marketing, of the Company. During the Employment Term (as defined below), Executive will render such business and professional services in the performance of his duties, consistent with Executive's position within the Company, as shall reasonably be assigned to him by the Company's Chief Executive Officer; provided, however, that the Company's Board of Directors (the "Board") shall have the right to revise such responsibilities from time to time as the Board may deem appropriate. The Executive's services shall be performed at the Company's principal executive offices.

              (b)  Term.  The period of Executive's employment under this
                   ----
Agreement is referred to herein as the "Employment Term."

              (c)  Obligations.  During the Employment Term, Executive will
                   -----------
perform his duties faithfully and in a diligent and competent manner and will devote his full business efforts and time to the Company. For the duration of the Employment Term, Executive agrees not to actively engage in any other employment, occupation or consulting activity for any direct or indirect remuneration without the prior approval of the Board.

     2.   At-Will Employment.  The parties agree that Executive's employment
          ------------------
with the Company will be "at-will" employment and may be terminated at any time with or without cause or notice. Executive understands and agrees that neither his job performance nor promotions, commendations, bonuses or the like from the Company give rise to or in any way serve as the basis for modification, amendment, or extension, by implication or otherwise, of his employment with the Company.

     3.   Compensation.  As compensation for the services to be performed by
          ------------
Executive under this Agreement, the Company shall, during the Employment Term, provide Executive with the compensation and benefits set forth in Sections 3 and 4 of this Agreement.

              (a)  Base Salary.  The Company will pay Executive an annual
                   -----------
salary of Two Hundred Twenty-Five Thousand Dollars ($225,000) (the "Base Salary"). The Base Salary will be paid periodically in accordance with the Company's normal payroll practices. The Base Salary will be subject to review and adjustments will be made based upon the Company's normal performance review practices.

              (b)  Signing Bonus.  Executive shall receive a One Hundred Seven
                   -------------
Thousand Six Hundred Twenty Dollar ($107,620) signing bonus, payable thirty (30) days after the Effective Date.

              (c)  Initial Annual Bonus.  With respect to Executive's first
                   --------------------
year of employment with the Company under this Agreement, Executive shall receive a bonus of Seventy-Five Thousand Dollars ($75,000) (the "Initial Annual Bonus") payable thirty (30) days after the first anniversary of the date of this Agreement; provided, however, that payment of the Initial Annual Bonus is subject to Executive's continued employment with the Company through the first anniversary of the Effective Date.

              (d)  Subsequent Annual Bonuses. With respect to each year of
                   -------------------------
employment with the Company under this Agreement after the first year of such employment, Executive shall be eligible to receive a bonus (each, a "Subsequent Annual Bonus") pursuant to the Company's bonus program for Senior Vice Presidents as then in effect except that with respect to Executive's second year of employment with the Company, Executive shall be eligible to receive a bonus of not less than Seventy-Five Thousand Dollars ($75,000) (the "Bonus Program"). Each Subsequent Annual Bonus shall be based upon Executive's achievement of performance objectives set forth or established pursuant to the Bonus Program for such year. Payment of each Subsequent Annual Bonus shall be made in accordance with the Bonus Program; provided, however, that payment of the Subsequent Annual Bonus is subject to Executive's employment with the Company through the end of the applicable year of employment with the Company (based on anniversary dates of the Effective Date).

              (e)  Stock Option.  Subject to approval of the Board, Executive
                   ------------
will be granted a stock option (the "Option"), which will be, to the extent possible under the One Hundred Thousand Dollar ($100,000) rule of Section 422(d) of the Internal Revenue Code of 1986, as amended (the "Code"), an "incentive stock option" (as defined in Section 422 of the Code), to purchase two hundred fifty thousand (250,000) shares of the Company's Common Stock at an exercise price per share equal to the per share fair market value of the Company's Common Stock on the date of grant, determined in accordance with the Company's 1998 Amended and Restated Stock Plan (the "Option Plan"). Subject to the accelerated vesting provisions set forth in Section 6(c) of this Agreement, the Option will vest as to twenty-five percent (25%) of the shares subject to the Option one (1) year after the Effective Date, and as to 1/48th of the shares subject to the Option monthly thereafter, so that the Option will be fully vested and exercisable four (4) years from the vesting commencement date, subject to Executive's continued service with the Company on the relevant vesting dates. The Option will be subject to the terms, definitions and provisions of the Option Plan and the stock option agreement by and between Executive and the Company (the "Option Agreement").

     4.   Benefits, etc.
          --------------

              (a)  Employee Benefits.  During the Employment Term, Executive
                   -----------------
will be entitled to participate in the employee benefit plans currently and hereafter maintained by the Company of general applicability to other senior executives of the Company, including, without limitation, the Company's group medical, dental, vision, disability, life insurance, and flexible-spending account plans. The Company reserves the right to cancel or change the benefit plans and programs it offers to its employees at any time.

              (b)  Vacation.  Executive will be entitled to fifteen (15) days
                   --------
of paid vacation per year in accordance with the Company's vacation policy, with the timing and duration of specific vacations mutually and reasonably agreed to by the parties hereto.

              (c)  Expenses.  The Company will reimburse Executive for
                   --------
reasonable travel, entertainment or other expenses incurred by Executive in the furtherance of or in connection with the performance of Executive's duties hereunder, in accordance with the Company's expense reimbursement policy as in effect from time to time.

              (d)  Relocation and Temporary Living Reimbursement.  The Company
                   ---------------------------------------------
will reimburse Executive for reasonable travel and moving expenses incurred by Executive and his family during their relocation from Executive's primary residence to the Orange County, California area. The Company will reimburse Executive for reasonable temporary living expenses that Executive incurs during the first ninety (90) days of the Employment Term, and during this period, Company will provide Executive with such temporary housing in the Orange County, California area as the Company reasonably selects. The total of all such amounts paid under this Section 4(d) shall not exceed Twenty-Five Thousand Dollars ($25,000).

              (e)  House Completion.  The Company will pay Executive the
                   ----------------
reasonable costs incurred by Executive to complete construction of his primary residence located in Chaska, Minnesota, not to exceed Twenty Thousand Dollars ($20,000), which amount shall be "grossed up" for tax purposes at an assumed tax rate of thirty-six percent (36%).

              (f)  Housing Reimbursement.  The Company will pay Executive the
                   ---------------------
reasonable closing costs incurred by Executive as a result of the sale of his primary residence located in Chaska, Minnesota, which amount shall be "grossed up" for tax purposes at an assumed tax rate of thirty-six percent (36%). Company shall also pay Executive the reasonable closing costs incurred by Executive as a result of the purchase of his primary residence located in Orange County, California, which amount shall be "grossed up" for tax purposes at an assumed tax rate of thirty-six percent (36%).

              (g)  Golf Club Membership.  The Company shall ask TriGem
                   --------------------
Computer, Inc. to transfer one of its memberships in the Coto de Caza Country Club to Executive for Executive's use during the Employment Term. If a membership is so transferred, Executive shall not be responsible for the Twenty-One Thousand Dollar ($21,000) initiation fee (which shall be paid by the Company and "grossed up" for tax purposes at an assumed tax rate of thirty-six percent (36%)). Executive shall make all other payments associated with such membership, however Executive shall be entitled to reimbursement from the Company of up to Four Hundred Twenty Dollars ($420) per calendar month for any reasonable golf club fees. To obtain such reimbursement, Executive must submit an expense report for the golf club fees on a monthly basis in a manner consistent with the Company's travel and entertainment policy as then in effect.

     5.   Termination.
          -----------

              (a)  Termination by Company.
                   ----------------------

                        (i) The Employment Term shall terminate upon Executive's death; and

                        (ii) The Company may terminate the Employment Term for Cause (as defined below), Total Disability (as defined below) or any other reason, in each case, by written notice to Executive.

              (b)  Termination by Executive.  Executive may terminate the
                   ------------------------
Employment Term for Good Reason (as defined below) or for any other reason, in each case, by written notice to the Company.

     6.   Effect of Termination.
          ---------------------

              (a)  Voluntary Termination by Executive; Termination for Death,
                   ----------------------------------------------------------
Total Disability and Cause.  If the Employment Term is voluntarily terminated
--------------------------
by Executive, is terminated because of Executive's death or Total Disability, or is terminated by the Company for Cause, in each case, (i) all vesting of the Option will terminate immediately, (ii) all payments of compensation by the Company to Executive hereunder will terminate immediately (except as to amounts already earned), (iii) Executive will only be eligible for severance benefits in accordance with the Company's established policies as then in effect, and (iv) Executive shall not be entitled to any portion of the applicable annual bonus for such year and shall promptly repay to the Company any such portion previously paid to Executive.

              (b)  Other Termination.  If the Employment Term is terminated by
                   -----------------
the Company other than for Cause or Total Disability or as a result of Executive's death, then (i) Executive shall be entitled to receive continuing payments of severance pay (less applicable withholding taxes) at a rate equal to his Base Salary rate, as then in effect, for a period of six (6) months from the date of such termination, to be paid periodically in accordance with the Company's normal payroll policies, and (ii) if such termination occurs prior to the first anniversary of this Agreement, Executive shall be entitled to receive a pro rata portion of the Initial Annual Bonus equal to the amount (less applicable withholding taxes) determined by multiplying the Initial Annual Bonus by the fraction determined by dividing (x) the number of days from the date of this Agreement through the date of termination by (y) three hundred sixty-five
(365) days. The foregoing severance payments based on Base Salary and accrued bonuses to which Executive is entitled upon such termination are referred to herein collectively as the "Severance Payment." Any portion of the Severance Payment to which Executive is entitled under Section 6(b)(ii) shall be paid in a lump sum within ten (10) days following the effective date of termination of the Employment Term. The Severance Payment shall be in lieu of any further payments to Employee.

              (c)  Additional Benefits Upon Termination Following a Change of
                   ----------------------------------------------------------
Control. If the Employment Term is terminated by the Company other than for
-------
Cause or Total Disability or as a
result of Executive's death or by Executive for Good Reason, in either case, at any time within twelve (12) months after a Change of Control (as defined below) of the Company, then all of the stock options granted by the Company to the Executive, including the Option, prior to the Change of Control shall become fully vested and exercisable as of the date of the termination to the extent such stock options are outstanding and unexercisable at the time of such termination.

     7.   Definitions.
          -----------

              (a)  Cause.  For purposes of this Agreement, "Cause" is defined
                   -----
as (i) an act of dishonesty made by Executive in connection with Executive's responsibilities as an employee, (ii) Executive's conviction of, or plea of nolo contendere to, a felony, (iii) Executive's gross misconduct in connection with Executive's responsibilities as an employee, (iv) Executive's continued failure to substantially perform his employment duties after Executive has received a written demand for performance from the Company which specifically sets forth the factual basis for the Company's belief that Executive has not substantially performed his duties, (v) Executive's breach of any material provision of this Agreement or the Confidentiality Agreement after Executive has received a written demand for performance from the Company which specifically sets forth the factual basis for the Company's belief that Executive has breached such provision, or (vi) failure by Executive to take or pass the drug test as required in Section 12(b) of this Agreement.

              (b)  Change of Control.  For purposes of this Agreement, a
                   -----------------
"Change of Control" of the Company means:

                        (i) the date on which a change in the ownership of the Company's outstanding securities occurs such that any "person" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company's then outstanding voting securities;

                        (ii) a change in the composition of the Board occurring within a two (2) year period, as a result of which fewer than a majority of the Company's directors are Incumbent Directors. "Incumbent Directors" means directors who either (A) are members as of the date of this Agreement, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Board);

                        (iii) the date of the consummation of a merger or consolidation of the Company with any other entity that has been approved by the Company's stockholders, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

                        (iv) the date on which the stockholders of the Company approve a plan of complete liquidation of the entity; or

                        (v) the date of the consummation of the sale or disposition by the Company of all or substantially all the Company's assets.

     None of the foregoing transactions or series of transactions shall constitute a Change of Control if a shareholder who together with its affiliates owns, directly or indirectly, fifteen percent (15%) or more of the total voting power represented by the outstanding voting securities of the Company as of the date of this Agreement, owns, together with its affiliates, directly or indirectly, as a result of such transaction or series of transactions, or after giving effect to such transactions, more than fifty percent (50%) of the total voting power represented by the outstanding voting securities of the Company or such surviving entity; provided, that in the case of a sale or disposition by the Company of all or substantially all of the Company's assets, the successor entity has assumed all of the obligations under this Agreement, the Options and the Option Agreement.

              (c)  Good Reason.  For purposes of this Agreement, "Good Reason"
                   -----------
means (i) without the Executive's express written consent, a significant reduction of the Executive's duties, position or responsibilities relative to the Executive's duties, position, or responsibilities in effect immediately prior to such reduction; provided, however, that a reduction in duties, position or responsibilities solely by virtue of the Company being acquired and made part of a larger entity (as, for example, when the Chief Financial Officer of a company remains as such following a change of control of the Company but is not made the Chief Financial Officer of the acquiring company) shall not constitute Good Reason; (ii) without the Executive's express written consent, a significant reduction by the Company in the Base Salary of the Executive as in effect immediately prior to such reduction; (iii) without the Executive's express written consent, a material reduction by the Company in the kind or level of employee benefits (other than salary, bonus and golf club membership) to which the Executive is entitled immediately prior to such reduction with the result that the Executive's overall benefits package (other than salary, bonus and golf club membership) is significantly reduced; or (iv) without the Executive's express written consent, the relocation of the Executive to a facility or a location more than fifty (50) miles from the current location of the Company's headquarters and principal place of business.

              (d)  Total Disability.  For purposes of this Agreement, "Total
                   ----------------
Disability" means Executive's mental or physical impairment that has or is likely to prevent Executive from performing the responsibilities and duties of his position for three (3) months or more in the aggregate during any six-month period. Any question as to the existence or extent of Executive's disability upon which the Executive and the Company cannot agree shall be resolved by a qualified independent physician who is an acknowledged expert in the area of the mental or physical impairment, selected in good faith by the Board and approved by the Executive, which approval shall not unreasonably be withheld.

     8.   Confidential Information.  Executive agrees to enter into the
          ------------------------
Company's standard confidential information and invention assignment agreement (the "Confidentiality Agreement") upon commencing employment hereunder.

     9.   Non-Solicit.  Executive covenants and agrees with the Company that
          -----------
during his service to the Company and for a period expiring one (1) year after the date of termination of such services, he will not solicit any of the Company's then-current employees to terminate their employment with the Company or to become employed by any firm, company or other business enterprise with which Executive may then be connected.

     10.  Representations of Executive.  Executive represents that the
          ----------------------------
execution of this Agreement and the Confidentiality Agreement, and performance of Employee's obligations hereunder and thereunder, will not conflict with, or result in a violation or breach of, any other agreement to which Executive is a party or any judgment, order or decree to which Executive is subject.

     11.  Arbitration.
          -----------

              (a)  General.  In consideration of Executive's service to the
                   -------
Company, its promise to arbitrate all employment-related disputes and Executive's receipt of the compensation, pay raises and other benefits paid to Executive by the Company, at present and in the future, Executive agrees that any and all controversies, claims, or disputes with anyone (including the Company and any employee, officer, director, shareholder or benefit plan of the Company in their capacity as such or otherwise) arising out of, relating to, or resulting from Executive's service to the Company under this Agreement or otherwise or the termination of Executive's service with the Company, including any breach of this Agreement, shall be subject to binding arbitration under the Arbitration Rules set forth in California Code of Civil Procedure Section 1280 through 1294.2, including Section 1283.05 (the "Rules") and pursuant to California law. Disputes which Executive agrees to arbitrate, and thereby agrees to waive any right to a trial by jury, include any statutory claims under state or federal law, including, but not limited to, claims under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, the California Fair Employment and Housing Act, the California Labor Code, claims of harassment, discrimination or wrongful termination and any statutory claims. Executive further understands that this Agreement to arbitrate also applies to any disputes that the Company may have with Executive.

              (b)  Procedure.  Executive agrees that any arbitration will be
                   ---------
administered by the American Arbitration Association ("AAA") and that a neutral arbitrator will be selected in a manner consistent with its National Rules for the Resolution of Employment Disputes. The arbitration proceedings will allow for discovery according to the rules set forth in the National Rules for the Resolution of Employment Disputes or California Code of Civil Procedure. Executive agrees that the arbitrator shall have the power to decide any motions brought by any party to the arbitration, including motions for summary judgment and/or adjudication and motions to dismiss and demurrers, prior to any arbitration hearing. Executive agrees that the arbitrator shall issue a written decision on the merits. Executive also agrees that the arbitrator shall have the power to award any remedies, including attorneys' fees and costs, available under applicable law. Executive understands the Company will pay for any administrative or hearing fees charged by the arbitrator or the AAA except that Executive shall pay the first Two Hundred Dollars ($200) of any filing fees associated with any arbitration Executive initiates. Executive agrees that the arbitrator shall administer and conduct any arbitration in a manner consistent with the Rules and that to the extent that the AAA's National Rules for the Resolution of Employment Disputes conflict with the Rules, the Rules shall take precedence.

              (c)  Remedy.  Except as provided by the Rules, arbitration shall
                   ------
be the sole, exclusive and final remedy for any dispute between Executive and the Company. Accordingly, except as provided for by the Rules, neither Executive nor the Company will be permitted to pursue court action regarding claims that are subject to arbitration. Notwithstanding anything in this Agreement to contrary, the arbitrator will not have the authority to disregard or refuse to enforce any lawful Company policy, and the arbitrator shall not order or require the Company to adopt a policy not otherwise required by law that the Company has not adopted.

              (d)  Availability of Injunctive Relief.  In addition to the
                   ---------------------------------
right under the Rules to petition the court for provisional relief, Executive agrees that any party may also petition the court for injunctive relief where either party alleges or claims a violation of this Agreement or the Confidentiality Agreement or any other agreement regarding trade secrets, confidential information, nonsolicitation or Labor Code (S)2870. In the event either party seeks injunctive relief, the prevailing party shall be entitled to recover reasonable costs and attorneys fees.

              (e)  Administrative Relief.  Executive understands that this
                   ---------------------
Agreement does not prohibit Executive from pursuing an administrative claim with a local, state or federal administrative body such as the Department of Fair Employment and Housing, the Equal Employment Opportunity Commission or the workers' compensation board. This Agreement does, however, preclude Executive from pursuing court action regarding any such claim.

              (f)  Voluntary Nature of Agreement.  Executive acknowledges and
                   -----------------------------
agrees that Executive is executing this Agreement voluntarily and without any duress or undue influence by the Company or anyone else. Executive further acknowledges and agrees that Executive has carefully read this Agreement and that Executive has asked any questions needed for Executive to understand the terms, consequences and binding effect of this Agreement and that Executive fully understands this Agreement, including that Executive is waiving Executive's right to a jury trial. Finally, Executive agrees that Executive has been provided an opportunity to seek the advice of an attorney of Executive's choice before signing this Agreement.

     12.  Miscellaneous Provisions.
          ------------------------

              (a)  Assignment.  This Agreement will be binding upon and inure
                   ----------
to the benefit of (a) the heirs, executors and legal representatives of Executive upon Executive's death and (b) any successor of the Company, subject, in the case of the transfer of all or substantially all the assets or business of the Company to the agreement of the successor to the effect of this provision. Any such successor of the Company will be deemed substituted for the Company under the terms of this Agreement for all purposes. For this purpose, "successor" means any person, firm, corporation or other business entity which at any time, whether by purchase, merger or otherwise, directly or indirectly acquires all or substantially all of the assets or business of the Company. None of the rights of Executive to receive any form of compensation payable pursuant to this Agreement may be assigned or transferred except by will or the laws of descent and distribution. Any other attempted assignment, transfer, conveyance or other disposition of Executive's right to compensation or other benefits is void.

              (b)  Drug Testing.  Executive acknowledges that upon
                   ------------
commencement of his employment with the Company, he shall submit to a drug test as required of all Company employees.

              (c)  Notices.  All notices, requests, demands and other
                   -------
communications called for hereunder shall be in writing and shall be deemed given (i) on the date of delivery if delivered personally, (ii) one (1) day after being sent by a well established commercial overnight service, or (iii) four (4) days after being mailed by registered or certified mail, return receipt requested, prepaid and addressed to the parties or their successors at the following addresses, or at such other addresses as the parties may later designate in writing:

              If to the Company:

              eMachines, Inc.
              14350 Myford Road, Suite 100
              Irvine, California 92606
              Attn:  Chief Executive Officer
              ----

              If to Executive:

              at the last residential address known by the Company.

              (d)  Severability.  In the event that any provision hereof
                   ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement will continue in full force and effect without said provision.

              (e)  Integration.  This Agreement, together with the Option Plan,
                   -----------
Option Agreement and the Confidentiality Agreement, represents the entire agreement and understanding between the parties as to the subject matter herein and supersedes all prior or contemporaneous agreements whether written or oral.

              (f)  Waiver and Amendment.  No provision of this Agreement may be
                   --------------------
waived except by a writing executed by the party against whom the waiver is to be effective. A party's failure to enforce any provision of this Agreement shall neither be construed as a waiver of the provision nor prevent the party from enforcing any other provision of this Agreement. No provision of this Agreement may be amended or otherwise modified except by a writing signed by the parties to this Agreement.

              (g)  Headings.  All captions and section headings used in this
                   --------
Agreement are for convenient reference only and do not form a part of this Agreement.

              (h)  Governing Law.  This Agreement will be governed by the laws
                   -------------
of the State of California (with the exception of its conflict of laws provisions).

              (i)  Acknowledgment.  Executive acknowledges that he has had the
                   --------------
opportunity to discuss this matter with and obtain advice from his private attorney, has had sufficient time to, and has carefully read and fully understands all the provisions of this Agreement, and is knowingly and voluntarily entering into this Agreement.

              (j)  Counterparts.  This Agreement may be executed in
                   ------------
counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

              (k)  Withholding, Etc.  The Company may make such deductions and
                   -----------------
withholdings from all sums payable pursuant to this Agreement that are required by law or as Executive requests for taxes and other charges.


     IN WITNESS WHEREOF, each of the parties has executed this Agreement, and in the case of the Company by its duly authorized officers, as of the Effective Date.

                                    COMPANY:

                                    eMACHINES, INC.



                                    By:  /s/ WAYNE INOUYE
                                        ----------------------------------

                                    Title:
                                           -------------------------------


                                    EXECUTIVE:

                                     /s/ BOB DAVIDSON
                                    --------------------------------------
                                    Bob Davidson